                                                                    EXHIBIT 10.2

                    ACKNOWLEDGMENT, WAIVER AND AMENDMENT #10
                                       TO
                               FINANCING AGREEMENT

     This ACKNOWLEDGMENT, WAIVER AND AMENDMENT #10 ("Amendment") TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT is made as of January 29, 2003 by and between Pemstar Inc., duly organized under the laws of the State of Minnesota ("Customer"), Turtle Mountain Corporation, duly organized under the laws of the State of North Dakota ("Turtle Mountain") and Pemstar Pacific Consultants Inc., duly organized under the laws of the State of California ("Pemstar Pacific Consultants") (Customer, Turtle Mountain and Pemstar Pacific Consultants, collectively, the "Credit Parties", individually, a "Credit Party"), and IBM Credit LLC, a Delaware limited liability company ("IBM Credit").

                                    RECITALS:

     WHEREAS, the Credit Parties and IBM Credit have entered into that certain Amended and Restated Revolving Credit Agreement dated as of June 29, 2001 (as amended, supplemented or otherwise modified from time to time, the "Agreement");

     WHEREAS, the Credit Parties are in default (as more specifically explained in Section 2 hereof);

     WHEREAS, the Credit Parties are requesting that IBM Credit waive certain defaults; and

     WHEREAS, IBM Credit is willing to waive such defaults subject to the terms and conditions set forth below.

                                    AGREEMENT

         NOW THEREFORE, in consideration of the premises set forth herein, and for other good and valuable consideration, the value and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement.

Section 2.    Acknowledgment.

A. The Credit Parties acknowledge that the following financial covenants (which are also set forth in Attachment A to Agreement) are applicable to the financial results of the Credit Parties for the fiscal quarter ending December 31, 2002, and the Credit Parties were required to maintain such financial covenants at all times. The Credit Parties further acknowledge that their actual attainment was as follows:

                                                                         Covenant Actual for the fiscal quarter
                                                                         --------------------------------------
       Covenant                  Covenant Requirement                      ending December 31, 2002
       --------                  --------------------                      ------------------------
(a)    Net Profit after Tax
       to Revenue (on a monthly    ($3,700,000) for the fiscal
         basis)                      quarter ending December 31, 2002                ($1,943,803)
(b)    Total Liabilities to        Greater than Zero and
         Tangible Net Worth        Equal to or Less than 1.6:1.0                       1.598:1.0
(c)    Current Assets to           Greater than 1.60:1.0 for the fiscal
         Current Liabilities         month ending December 31, 2002                     1.37:1.0
(d)    Maximum Capital             Less than or equal to $18,000,000
         Expenditures                for the fiscal year ending March
                                     31, 2003 and all

                              fiscal quarters thereafter
                              provided, however, no Credit
                              Party may make any Capital
                              Expenditure in excess of
                              $1,000,000 without the prior
                              written consent of IBM Credit.        $7,520,559
(e)  Net Profit After       Net loss not greater than
     Tax to Revenue           $6,200,00 for the three month
     (U.S. Credit Parties     period ending December 31,
     operations only)         2002                                 ($3,307,627)
(f)  EBITDA                 Equal to or less than
     (U.S. Credit Parties     ($1,300,000) for the three
     operations only)         months ending December 31,
                              2002                                  $1,289,327
(g)  EBITDA                 Equal to or Greater than $3,900,000
                              for the three month period ended
                              December 31, 2002                     $5,103,658

Section 3.   Waivers to Agreement.   Subject to the terms and conditions set
forth herein including, without limitation, Section 5 hereof, IBM Credit hereby waives the defaults of the Credit Parties with the terms of the Agreement to the extent such defaults are set forth in Section 2 hereof and for the periods indicated above and ending December 31, 2002. The waiver shall not be effective until the conditions to effectiveness set forth in Section 5 have been fulfilled to IBM Credit's satisfaction in its sole discretion and shall not be deemed a waiver of compliance with these Sections after the date hereof. The waiver set forth herein shall not apply to any other or subsequent failures to comply with the Agreement or this Amendment or any failures to comply with the financial covenants after December 31, 2002.

Section 4.   Amendment.

The Agreement is hereby amended as follows:

        A. Attachment A to the Agreement is hereby amended by deleting such Attachment A in its entirety and substituting, in lieu thereof, the Attachment A attached hereto. Such new Attachment A shall be effective as of the date specified in the new Attachment A. The changes contained in the new Attachment A include, without limitation, the following:

1.      Section I of Attachment A is amended in its entirety to read as follows:

"I. Fees, Rates and Repayment Terms:

        (A)  Credit Facility:
             Revolving A: Sixty-five Million Dollars ($65,000000) Revolving Credit Facility
        (B)  Borrowing Base:
             (i) (a) 90% of the amount of each Credit Party's Eligible Accounts from International Business Machines Corp. ("IBM") or its domestic subsidiaries as account debtor pursuant to agreements between such Credit Party and IBM in form and substance satisfactory to IBM Credit_ as of the date of determination as reflected in the Customer's most recent Collateral Management Report;

                  (b) 90% of the amount of each Credit Party's accounts from
             IBM's foreign subsidiaries as account debtor as of the date of determination as reflected in the Customer's most recent Collateral Management Report but in no event shall the aggregate amount permitted under this Section IB(i)(b) exceed One Million Dollars ($1,000,000);

             Notwithstanding Section 3.1 (A) of the Agreement, for purposes of this Section (i), Accounts from IBM that allow for payment to be made within 60 days shall be included for purposes of calculating the Borrowing Base provided that such Accounts are on standard terms and otherwise satisfy the criteria for eligibility in IBM Credit's sole discretion.

              (ii) 80% of the amount of each Credit Party's Eligible Accounts from Honeywell Inc. ("Honeywell"), Minnesota Mining & Manufacturing Company ("3M"), and Applied Materials, Inc. ("Applied Materials") as account debtor, provided such account debtors remain investment grade, in IBM Credit's sole discretion, and pursuant to agreements between such Credit Party and such account debtor, in form and substance satisfactory to IBM Credit as of the date of determination as reflected in the Customer's most recent Collateral Management Report;

              Notwithstanding Section 3.1 (A) of the Agreement, for purposes of this Section (ii), Accounts from Honeywell that allow for payment to be made within 60 days shall be included for purposes of calculating the Borrowing Base provided that (x) such Accounts from Honeywell are on standard terms and otherwise satisfy the criteria for eligibility in IBM Credit's sole discretion, (y) the aggregate amount permitted for Honeywell under this Section (ii) shall not exceed Three Million Dollars ($3,000,000) and (z) Honeywell remains investment grade.

              (iii) 80% of the amount of each Credit Party's other Eligible Accounts, other than Concentration Accounts, as of the date of determination as reflected in the Customer's most recent Collateral Management Report provided, however, IBM Credit has a first priority security interest in such Eligible Account;

              (iv) a percentage, determined from time to time by IBM Credit in its sole discretion, of the amount of Customer's Concentration Accounts for a specific Concentration Account Debtor as of the date of determination as reflected in the Customer's most recent Collateral Management Report; unless otherwise notified by IBM Credit, in writing, the percentage for Concentration Accounts for a specific Concentration Account Debtor shall be the same as the percentage set forth in paragraph (ii) of the Borrowing Base;

              The following subsections (v), (vi), (vii) and (viii) specify valuation rates for Eligible Finished Goods Inventory, Eligible Parts Inventory and Eligible Inventory (as such terms are defined below) for the following Credit Parties' at the specified locations:

              Pemstar Inc. = Rochester, MN
              Pemstar Inc. = San Jose, CA
              Pemstar Inc. = Taunton, MA
              Turtle Mountain Corporation = Dunseith, ND

              (v) Rochester, MN = 95%, San Jose, CA = 0%, Taunton, MA = 0%, Dunseith, ND = 95% of the lower of (x) book value or (y) fair market value of each Credit Party's Eligible Finished Goods Inventory destined for IBM less than 180 days old;

              (vi) Rochester, MN = 84%, San Jose, CA = 0%, Taunton, MA = 0%, Dunseith, ND = 85% of the lower of (x) book value or (y) fair market value of each Credit Party's Eligible Parts Inventory destined for IBM less than 180 days old;

              (vii) Rochester, MN = 64%, San Jose, CA = 0%, Taunton, MA = 0%, Dunseith, ND = 70% of the lower of (x) book value or (y) fair market value of each Credit Party's Eligible Inventory destined for Honeywell, 3M, and Applied Materials less than 180 days old;

              (viii) Rochester, MN (other than Eligible Finished Goods Inventory, Eligible Parts Inventory and Eligible Inventory destined for Celestica) = 53%, Rochester, MN (for Eligible Finished Goods Inventory, Eligible Parts Inventory and Eligible Inventory destined for Celestica) = 0%, San Jose, CA = 33%, Taunton, MA = 41%, Dunseith, ND = 55% of the lower of (x) book value or (y) fair market value of each Credit Party's other Eligible Inventory less than 180 days old provided, however, IBM Credit has a first priority security interest in such Eligible Inventory.

              (ix)   Less Two Million Dollars ($2,000,000.00).

             Eligible Finished Goods Inventory shall mean finished goods inventory in salable condition less than 180 days old, owned by a Credit Party free and clear of any Liens (other than Liens pursuant to this Agreement), and designated and identified as product to be sold to IBM as evidenced by (i) non-cancellable purchase orders from IBM or (ii) a non-cancellable written agreement that IBM will purchase such inventory, in each case, in form and substance satisfactory to IBM Credit.

             Eligible Parts Inventory shall mean parts inventory and floor stock raw materials in good condition less than 180 days old, owned by a Credit Party free and clear of any Liens (other than Liens pursuant to this Agreement), and designated and identified as parts to be used to manufacture product (the Eligible Finished Goods Inventory) to be sold to IBM as evidenced by (i) non-cancellable purchase orders from IBM to such Credit Party or
             (ii) a non-cancellable written agreement that IBM will purchase such inventory, in each case, in form and substance satisfactory to IBM Credit.

             Eligible Inventory shall mean raw materials, floor stock raw materials and finished goods inventory less than 180 days old owned by a Credit Party free and clear of any Liens (other than Liens pursuant to this Agreement) designated and identified by the Customer in its periodic collateral report or borrowing request to IBM Credit as inventory applicable to product sold, or to be manufactured and sold, by a Credit Party to an end user pursuant to non-cancellable purchase orders or other written agreements binding such end user to purchase such product, in each case, in form and substance satisfactory to IBM Credit.

             Notwithstanding the foregoing, IBM Credit may consider Eligible Finished Goods Inventory, Eligible Parts Inventory and/or Eligible Inventory in the Borrowing Base greater than 180 days old provided that (i) a purchase order is in place between the end-user and the Credit Party, in form and substance satisfactory to IBM Credit or
             (ii) Credit Party provides evidence to IBM Credit, in form and substance satisfactory to IBM Credit, that the end-user is paying all carrying costs associated with such Eligible Finished Goods, Eligible Parts Inventory and/or Eligible Inventory. Under no circumstances will Eligible Finished Goods, Eligible parts Inventory or Eligible Inventory be considered in the Borrowing Base if older than 365 days.

             IBM Credit will consider Eligible Finished Goods Inventory, Eligible Parts Inventory and/or Eligible Inventory to be ineligible if the end-user customer with respect to such Eligible Finished Goods Inventory, Eligible Parts Inventory and/or Eligible Inventory becomes delinquent in its payments of accounts receivable to the Credit Parties and such accounts receivable _owing from such account debtor are not eligible pursuant to the terms of Section 3.1 (C) of the Agreement.

             Notwithstanding the foregoing, assets of Pemstar Pacific Consultants shall not be included for the purposes of calculating the Borrowing Base. For purposes of calculating the Borrowing Base, Pemstar Pacific Consultants shall not be deemed a Credit Party.

             In addition, to the extent IBM Credit does not have first priority security interest in any Eligible Accounts, Eligible Finished Goods Inventory, Eligible Parts Inventory and Eligible Inventory such item will not be included for purposes of calculating the Borrowing Base.

        (C)  Collateral Insurance Amount: Seventy Million Dollars ($70,000,000).
        (D)  Applicable Margin: Prime Rate plus 3.50%.

        (E)  Delinquency Fee Rate:        Prime Rate plus 6.500%.
        (F)  Shortfall Transaction Fee:   Shortfall Amount multiplied by 0.30%.
        (G)  Other Charges:
             (i) Unused Line Fee: 0.375% per annum on the daily average unused portion of the Credit Line for each day from the closing date of the Agreement and shall be computed on the basis of a 360 day year and payable monthly in arrears and upon the maturity or termination of the Agreement.

             (ii) Prepayment Fee: A prepayment premium, payable to IBM Credit in the event that the

                Customer terminates the Credit Line prior to Termination Date, in an amount equal to the amount of the Credit Line in effect as of the date of notice of termination or date of default, multiplied by one half of one percent (0.50%).

                (iii) Waiver Fee of Sixty-five Thousand Dollars ($65,000.00)."

2. Section III. Financial Covenants of Attachment A is amended and restated as follows:

"Definitions: The following terms shall have the following respective meanings in this Attachment A. All amounts shall be determined in accordance with generally accepted accounting principles (GAAP).

         "Capital Expenditure" shall mean any amount debited to the fixed asset account on the Customer's consolidated balance sheet in respect of: (a) the acquisition (including, without limitation, acquisition by entry into a capitalized lease), construction, improvement, replacement or betterment of land, buildings, machinery, equipment or of any other fixed assets or capitalized leaseholds; and (b) to the extent related to and not included in (a) above, materials, contract labor and direct labor (excluding expenditures charged to repairs or maintenance in accordance with GAAP.

         "Consolidated Net Income" shall mean, for any period, the net income (or loss), after taxes, of Customer on a consolidated basis for such period determined in accordance with GAAP.

         "Current" shall mean within the ongoing twelve month period.

         "Current Assets" shall mean assets that are cash or expected to become cash within the ongoing twelve months.

         "Current Liabilities" shall mean payment obligations resulting from past or current transactions that require settlement within the ongoing twelve month period (excluding the Indebtedness owed by any of the Credit Parties to IBM Credit under the Agreement), as determined in accordance with GAAP.

         "EBITDA" shall mean, for any period (determined on a consolidated basis in accordance with GAAP), (a) the Consolidated Net Income of Customer for such period, plus (b) each of the following to the extent reflected as an expense in the determination of such Consolidated Net Income: (i) the Customer's provisions for taxes based on income for such period;
         (ii) Interest Expense for such period; and (iii) depreciation and amortization of tangible and intangible assets of Customer for such period.

         "Fixed Charges" shall mean, for any period, an amount equal to the sum, without duplication, of the amounts for such as determined for the Customer on a consolidated basis, of (i) scheduled repayments of principal of all Indebtedness (as reduced by repayments thereon previously made), (ii) Interest Expense, (iii) capital expenditures
         (iv) dividends, (v) leasehold improvement expenditures and (vi) all provisions for U.S. and non U.S. Federal, state and local taxes.

         "Fixed Charge Coverage Ratio" shall mean the ratio as of the last day of any fiscal period of (i) EBITDA as of the last day of such fiscal period to (ii) Fixed Charges.

         "Interest Expense" shall mean, for any period, the aggregate consolidated interest expense of Customer during such period in respect of Indebtedness determined on a consolidated basis in accordance with GAAP, including, without limitation, amortization of original issue discount on any Indebtedness and of all fees payable in connection with the incurrence of such Indebtedness (to the extent included in interest expense), the interest portion of any deferred payment obligation and the interest component of any capital lease obligations.

         "Long Term" shall mean beyond the ongoing twelve month period.

         "Long Term Assets" shall mean assets that take longer than a year to be converted to cash. They are divided into four categories: tangible assets, investments, intangibles and other.

         "Long Term Debt" shall mean payment obligations of indebtedness which mature more than twelve months from the date of determination, or mature within twelve months from such date but are renewable or extendible at the option of the debtor to a date more than twelve months from the date of determination.

         "Net Profit after Tax" shall mean Revenue plus all other income, minus all costs, including applicable taxes.

         "Revenue" shall mean the monetary expression of the aggregate of products or services transferred by an enterprise to its customers for which said customers have paid or are obligated to pay, plus other income as allowed.

         "Subordinated Debt" shall mean Customer's unsecured indebtedness to third parties as evidenced by an executed Notes Payable Subordination Agreement in favor of IBM Credit including, without limitation, the Subordinated Debt (2002).

         "Tangible Net Worth" shall mean:

             Total Net Worth minus;

                (a) goodwill, organizational expenses, pre-paid expenses, deferred charges, research and development expenses, software development costs, leasehold expenses, trademarks, trade names, copyrights, patents, patent applications, privileges, franchises, licenses and rights in any thereof, and other similar intangibles (but not including contract rights) and other current and non-current intangible assets as identified in Customer's financial statements;

                (b) all accounts receivable from employees, officers, directors, stockholders and affiliates; and

                (c) all callable/redeemable preferred stock.

         "Total Assets" shall mean the total of Current Assets and Long Term Assets.

         "Total Liabilities" shall mean the Current Liabilities and Long Term Debt less Subordinated Debt, resulting from past or current transactions, that require settlement in the future.

         "Total Net Worth" (the amount of owner's or stockholder's ownership in an enterprise) is equal to Total Assets minus Total Liabilities.

         "Working Capital" shall mean Current Assets minus Current Liabilities.

Customer will be required to maintain the following financial ratios, percentages and amounts as of the last day of the fiscal period under review by IBM Credit:

On a consolidated basis:

            Covenant                           Covenant Requirement
            --------                           --------------------

(a)         Net Profit after Tax (on a         I.       ($2,100,000) for the fiscal month ending January 31, 2003
              monthly basis)                   II.      ($2,600,000) for the two fiscal month period ending February 28,
                                                    2003
                                               III.     ($2,000,000) for the fiscal month ending March 31, 2003, and
                                               IV.      Equal to or greater  than .75 percent of Revenues quarterly for the fiscal quarter ending June 30, 2003 and for all fiscal quarters thereafter
(b)         Net Profit After Tax to            V.       Equal to or greater than 1.25 percent at fiscal year ending

              Revenue (on an annual                 March 31, 2004, and for all fiscal year ends thereafter
              basis)
(c)         Total Liabilities to Tangible      VI.      Greater than Zero and Equal to or Less than 1.6:1.0
              Net Worth                        VII.     measured on a monthly basis
(d)         Current Assets to Current          VIII.    Greater than 1.50:1.0 for the fiscal months January,  February and
              Liabilities                           March 2003, and 2.0:1.0 on a monthly basis Maximum Capital Expenditures
(e)                                            IX.      Less than or equal to $18,000,000 for the fiscal year ending March 31,
                                                    2003 and all fiscal quarters thereafter provided,
                                                    however, no Credit Party may make any Capital Expenditure
                                                    in excess of $1,000,000 without the prior written
                                                    consent of IBM Credit.
(f)         Net Profit AfterTax (U.S.          X.       Net loss not greater than $2,700,000 for the month ending January
              Credit Parties operations             31, 2003
              only)                            XI.      Net loss not greater than $3,800,000 for the two month period ending February 28, 2003
                                               XII.     Net loss not greater than $4,300,000 for the three month period ending March 31, 2003;
                                               XIII.    Equal to or Greater than 1.5% of Revenues for each fiscal quarter.
                                                    thereafter beginning at June 30, 2003
                                               XIV.
(g)         EBITDA (U.S. Credit Parties        XV.      Equal to or less than ($1,200,000) for the month ending January
              operations only)                      31, 2003
                                               XVI.     Equal to or less than ($700,000) for the two months ending
                                                    February 28, 2002;
                                               XVII.    Equal to or greater than a $300,000 for the three months ending
                                                    March 31, 2003, and
                                               XVIII.   Equal to or greater than $5,500,000 for all fiscal quarters thereafter
(h)         EBITDA                             XIX.     Equal to or greater than $300,000 for the month ending January 31,
                                                    2003
                                               XX.      Equal to or Greater than $2,200,000 for the two month period ending February 28, 2003
                                               XXI.     Equal to or Greater than $5,300,000 for the three month period ending March 31, 2003;
                                               XXII.    Equal to or Greater than $6,000,000 for all fiscal quarters thereafter"

Section 5. Conditions to Effectiveness of Waiver. The waiver set forth in
Section 3 hereof shall become effective only upon the fulfillment of all of the following conditions precedent, to the satisfaction of IBM Credit in its sole discretion: (i) this Amendment shall have been executed by each of the parties hereto and IBM Credit shall have received a fully executed copy of this Amendment by no later than January 29, 2003; (ii) the Credit Parties shall pay to IBM Credit a waiver fee, in immediately available funds, equal to Sixty- five thousand dollars ($65,000.00) on or prior to January 29, 2003. Such waiver fee payable to IBM Credit hereunder shall be nonrefundable and shall be in addition to any other fees IBM Credit may charge the Credit Parties; (iii) before and after giving effect to this Amendment, (x) the representations and warranties in
Section 6 of the Agreement shall be true and correct as though made on the date hereof and (y) the execution and delivery of this Amendment will not trigger an event of default, default or Triggering Event (as defined in the Subordinated Convertible Notes) under the terms of Subordinated Debt (2002) and that no default or Triggering Event exists thereunder. The execution by the Credit Parties of this Amendment shall be deemed a representation that the Credit Parties have complied with the foregoing condition; and (iv) IBM Credit shall have received evidence satisfactory to it in its sole discretion that U.S. Bank shall have waived (in writing) all defaults under its financing facility with the Credit Parties and amended its financial covenants by no later than January 29, 2003 and such waiver and amendment shall be in form and substance satisfactory to IBM Credit or a certification from the Credit Parties that no default or event of default exists under their financing facilities with U.S. Bank and accordingly no such waiver and amendment is required.

Section 6. Rights and Remedies. Except to the extent specifically waived herein, IBM Credit reserves any and all rights and remedies that IBM Credit now has or may have in the future with respect to each Credit Party, including any and all rights or remedies which it may have in the future as a result of each Credit Parties' failure to comply with its financial covenants or any other covenants to IBM Credit. Except to the extent specifically waived herein neither this Amendment, any of IBM Credit's actions or IBM Credit's failure to act shall be deemed to be a waiver of any such rights or remedies. The Credit Parties and IBM Credit agree that failure to comply with the terms and provisions of this Amendment or the Agreement constitute a new default under the Agreement. If the U.S. Bank waiver referred to in Section 5 (iv) hereof is terminated or not effective, an immediate Event of Default shall exist under the Agreement.

Section 7. Representations and Warranties. Each Credit Party makes to IBM Credit the following representations and warranties all of which are material and are made to induce IBM Credit to enter into this Amendment.

Section 7.1 Accuracy and Completeness of Warranties and Representations. All representations made by each Credit Party in the Agreement were true and accurate and complete in every respect as of the date made, and, as amended by this Amendment, all representations made by each Credit Party in the Agreement are true, accurate and complete in every material respect as of the date hereof, and do not fail to disclose any material fact necessary to make representations not misleading.

Section 7.2 Violation of Other Agreements. The execution and delivery of this Amendment and the performance and observance of the covenants to be performed and observed hereunder do not violate or cause any Credit Party not to be in compliance with the terms of any agreement to which any Credit Party is a party.

Section 7.3 Litigation. Except as has been disclosed by the Credit Parties to IBM Credit in writing, there is no litigation, proceeding, investigation or labor dispute pending or threatened against any Credit Party, which, if adversely determined, would materially adversely affect any Credit Party's ability to perform any Credit Party's obligations under the Agreement and the other documents, instruments and agreements executed in connection therewith or pursuant hereto.

Section 7.4 Enforceability of Amendment. This Amendment has been duly authorized, executed and delivered by the Credit Parties and is enforceable against each Credit Party in accordance with its terms.

Section 8. Ratification of Agreement. Except as specifically amended hereby, all of the provisions of the Agreement shall remain unamended and in full force and effect. Nothing herein shall be deemed a waiver of any default or consent. Each Credit Party hereby ratifies, confirms and agrees that the Agreement, as amended hereby, represents a valid and enforceable obligation of each Credit Party, and is not subject to any claims, offsets or defenses. The amendment contained herein shall be effective only with respect to the matters referred to herein and shall not be deemed an amendment for any other purpose whatsoever.

Section 9. Governing Law. This Amendment shall be governed by and interpreted in accordance with the laws which govern the Agreement.

Section 10. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement.

         IN WITNESS WHEREOF, this Amendment has been executed by duly authorized representatives of the undersigned as of the day and year first above written.

IBM Credit LLC                                 Pemstar Inc.

By:      /s/ Salvatore Grasso                  By:        /s/ Greg S. Lea
    -----------------------------------------      --------------------------------------

Print Name:  Salvatore Grasso                  Print Name:    Greg S. Lea
            ---------------------------------              ------------------------------

Title:      Manager, Credit                          Title:        CFO
       --------------------                                 ---------------------------------------

Date:      1/29/03                                   Date:       1/28/03
      ---------------------                                 ---------------------------------------


Turtle Mountain Corporation                          Pemstar Pacific Consultants, Inc.

By:     /s/ Linda U. Feuss  /s/ John E. Miller       By:      /s/ Linda U. Feuss
    ----------------------------------------------       ------------------------------------------

Print Name:  Linda U. Feuss   John E. Miller         Print Name:  Linda U. Feuss
            --------------------------------------               ----------------------------------

Title:    Secretary           President              Title:       Secretary
       -------------------------------------------          ---------------------------------------

Date:           1/28/03                              Date:       1/28/03
     ---------------------------------------------         ----------------------------------------

                        ATTACHMENT A, ("ATTACHMENT A") TO
                              AMENDED AND RESTATED
                    REVOLVING CREDIT AGREEMENT ("AGREEMENT")
                               DATED JUNE 29, 2001

Customer Name: PEMSTAR INC., TURTLE MOUNTAIN CORPORATION, and PEMSTAR PACIFIC Consultants, Inc. (together, the "Credit Parties")

Effective Date of this Attachment A: January 29, 2003

I.       Fees, Rates and Repayment Terms:

         (A)    Credit Facility:
                Revolving A: Sixty-five Million Dollars ($65,000000) Revolving Credit Facility
         (B)    Borrowing Base:
                (i) (a) 90% of the amount of each Credit Party's Eligible Accounts from International Business Machines Corp. ("IBM") or its domestic subsidiaries as account debtor pursuant to agreements between such Credit Party and IBM in form and substance satisfactory to IBM Credit as of the date of determination as reflected in the Customer's most recent Collateral Management Report;

                    (b) 90% of the amount of each Credit Party's accounts from
                IBM's foreign subsidiaries as account debtor as of the date of determination as reflected in the Customer's most recent Collateral Management Report but in no event shall the aggregate amount permitted under this Section I. (B) (i) (b) exceed One Million Dollars ($1,000,000);

                Notwithstanding Section 3.1 (A) of the Agreement, for purposes of this Section (i), Accounts from IBM that allow for payment to be made within 60 days shall be included for purposes of calculating the Borrowing Base provided that such Accounts are on standard terms and otherwise satisfy the criteria for eligibility in IBM Credit's sole discretion.

                (ii) 80% of the amount of each Credit Party's Eligible Accounts from Honeywell Inc. ("Honeywell"), Minnesota Mining & Manufacturing Company ("3M"), and Applied Materials, Inc. ("Applied Materials") as account debtor, provided such account debtors remain investment grade, in IBM Credit's sole discretion, and pursuant to agreements between such Credit Party and such account debtor, in form and substance satisfactory to IBM Credit as of the date of determination as reflected in the Customer's most recent Collateral Management Report;

                Notwithstanding Section 3.1 (A) of the Agreement, for purposes of this Section (ii), Accounts from Honeywell that allow for payment to be made within 60 days shall be included for purposes of calculating the Borrowing Base provided that (x) such Accounts from Honeywell are on standard terms and otherwise satisfy the criteria for eligibility in IBM Credit's sole discretion, (y) the aggregate amount permitted for Honeywell under this Section (ii) shall not exceed Three Million Dollars ($3,000,000) and (z) Honeywell remains investment grade.

                (iii) 80% of the amount of each Credit Party's other Eligible Accounts, other than Concentration Accounts, as of the date of determination as reflected in the Customer's most recent Collateral Management Report provided, however, IBM Credit has a first priority security interest in such Eligible Account; (iv) a percentage, determined from time to time by IBM Credit in its sole discretion, of the amount of Customer's Concentration Accounts for a specific Concentration Account Debtor as of the date of determination as reflected in the Customer's most recent Collateral Management Report; unless otherwise notified by IBM Credit, in writing, the percentage for Concentration Accounts for a specific Concentration Account Debtor shall be the same as the percentage set forth in paragraph (ii) of the Borrowing Base;

                The following subsections (v), (vi), (vii) and (viii) specify valuation rates for Eligible Finished Goods Inventory, Eligible Parts Inventory and Eligible Inventory (as such terms are defined below) for the following Credit Parties' at the specified locations:

                Pemstar Inc. = Rochester, MN
                Pemstar Inc. = San Jose, CA
                Pemstar Inc. = Taunton, MA
                Turtle Mountain Corporation = Dunseith, ND

                (v) Rochester, MN = 95%, San Jose, CA = 0%, Taunton, MA = 0%, Dunseith, ND = 95% of the lower of (x) book value or (y) fair market value of each Credit Party's Eligible Finished Goods Inventory destined for IBM less than 180 days old;

                (vi) Rochester, MN = 84%, San Jose, CA = 0%, Taunton, MA = 0%, Dunseith, ND = 85% of the lower of (x) book value or (y) fair market value of each Credit Party's Eligible Parts Inventory destined for IBM less than 180 days old;

                (vii) Rochester, MN = 64%, San Jose, CA = 0%, Taunton, MA = 0%, Dunseith, ND = 70% of the lower of (x) book value or (y) fair market value of each Credit Party's Eligible Inventory destined for Honeywell, 3M, and Applied Materials less than 180 days old;

                (viii) Rochester, MN (other than Eligible Finished Goods Inventory, Eligible Parts Inventory and Eligible Inventory destined for Celestica) = 53%, Rochester, MN (for Eligible Finished Goods Inventory, Eligible Parts Inventory and Eligible Inventory destined for Celestica) = 0%, San Jose, CA = 33%, Taunton, MA = 41%, Dunseith, ND = 55% of the lower of (x) book value or (y) fair market value of each Credit Party's other Eligible Inventory less than 180 days old provided, however, IBM Credit has a first priority security interest in such Eligible Inventory.

                (ix)   Less Two Million Dollars ($2,000,000.00).

                Eligible Finished Goods Inventory shall mean finished goods inventory in salable condition less than 180 days old, owned by a Credit Party free and clear of any Liens (other than Liens pursuant to this Agreement), and designated and identified as product to be sold to IBM as evidenced by (i) non-cancellable purchase orders from IBM or (ii) a non-cancellable written agreement that IBM will purchase such inventory, in each case, in form and substance satisfactory to IBM Credit.

                Eligible Parts Inventory shall mean parts inventory and floor stock raw materials in good condition less than 180 days old, owned by a Credit Party free and clear of any Liens (other than Liens pursuant to this Agreement), and designated and identified as parts to be used to manufacture product (the Eligible Finished Goods Inventory) to be sold to IBM as evidenced by (i) non-cancellable purchase orders from IBM to such Credit Party or
                (ii) a non-cancellable written agreement that IBM will purchase such inventory, in each case, in form and substance satisfactory to IBM Credit.

                Eligible Inventory shall mean raw materials, floor stock raw materials and finished goods inventory less than 180 days old owned by a Credit Party free and clear of any Liens (other than Liens pursuant to this Agreement) designated and identified by the Customer in its periodic collateral report or borrowing request to IBM Credit as inventory applicable to product sold, or to be manufactured and sold, by a Credit Party to an end user pursuant to non-cancellable purchase orders or other written agreements binding such end user to purchase such product, in each case, in form and substance satisfactory to IBM Credit.

                Notwithstanding the foregoing, IBM Credit may consider Eligible Finished Goods Inventory, Eligible Parts Inventory and/or Eligible Inventory in the Borrowing Base greater than 180 days old provided that (i) a purchase order is in place between the end-user and the Credit Party, in form and substance satisfactory to IBM Credit or (ii) Credit Party provides evidence to IBM Credit, in form and substance satisfactory to IBM Credit, that the end-user is paying all carrying costs associated with such Eligible Finished Goods, Eligible Parts Inventory and/or Eligible Inventory. Under no circumstances will Eligible Finished Goods, Eligible parts Inventory or Eligible Inventory be considered in the Borrowing Base if older than 365 days.

                IBM Credit will consider Eligible Finished Goods Inventory, Eligible Parts Inventory and/or Eligible Inventory to be ineligible if the end-user customer with respect to such Eligible Finished Goods Inventory, Eligible Parts Inventory and/or Eligible Inventory becomes delinquent in its payments of accounts receivable to the Credit Parties and such accounts receivable owing from such account debtor are not eligible pursuant to the terms of Section 3.1 (C) of the Agreement.

                Notwithstanding the foregoing, assets of Pemstar Pacific Consultants shall not be included for the purposes of calculating the Borrowing Base. For purposes of calculating the Borrowing Base, Pemstar Pacific Consultants shall not be deemed a Credit Party.

                In addition, to the extent IBM Credit does not have first priority security interest in any Eligible Accounts, Eligible Finished Goods Inventory, Eligible Parts Inventory and Eligible Inventory such item will not be included for purposes of calculating the Borrowing Base.

         (C)    Collateral Insurance Amount: Seventy Million Dollars ($70,000,000).
         (D)    Applicable Margin: Prime Rate plus 3.50%.
         (E)    Delinquency Fee Rate:               Prime Rate plus 6.500%.
         (F)    Shortfall Transaction Fee:          Shortfall Amount multiplied by 0.30%.
         (G)    Other Charges:

                (i) Unused Line Fee: 0.375% per annum on the daily average unused portion of the Credit Line for each day from the closing date of the Agreement and shall be computed on the basis of a 360 day year and payable monthly in arrears and upon the maturity or termination of the Agreement.

                (ii) Prepayment Fee: A prepayment premium, payable to IBM Credit in the event that the Customer terminates the Credit Line prior to Termination Date, in an amount equal to the amount of the Credit Line in effect as of the date of notice of termination or date of default, multiplied by one half of one percent (0.50%);

                (iii) Waiver Fee of Sixty-five Thousand Dollars ($65,000.00).

II.   Bank Account

Credit Parties' Lockbox(es) and Special Account(s) will be maintained at the following Bank(s):

               Name of Bank:              U.S. Bank
               Address:                   EP-MN-M5BC
                                          601 Second Avenue South
                                          Minneapolis, MN 55402-4302
               Bank Contact:              Mr. Christopher J. Schaaf  (612) 973-1051
               Lockbox Address:           PEMSTAR INC.
                                          SDS-12-1905
                                          P.O. Box 86
                                          Minneapolis, MN 55486-1905
               Special Account #:         1-047-5581-5495
               Lockbox #                  SDS-12-1905

               Name of Bank:              Citizens Bank of Massachusetts Inc.
               Address:                   1200 Hancock Street
                                          Quincy, MA 02169
               Bank Contact:              David M. Kilnapp (617) 745-6265
               Lockbox Address:           PEMSTAR INC.
                                          P.O. Box 845788
                                          Boston, MA 02284-5788
               Special Account #:         1102182378
               Lockbox #                  5788
               Name of Bank:              U.S. Bank
               Address:                   EP-MN-M5BC
                                          601 Second Avenue South
                                          Minneapolis, MN 55402-4302
               Bank Contact:              Christopher J. Schaaf - (612) 973-1051
               Lockbox Address:           Turtle Mountain Corporation
                                          SDS-12-2077
                                          Minneapolis, MN  55486-2077
               Special Account #:         1047-5711-5977
               Lockbox #                  SDS-12-2077

               Name of Bank:              U.S. Bank
               Address:                   EP-MN-M5BC
                                          601 Second Avenue South
                                          Minneapolis, MN  55402-4302
               Bank Contact:              Mr. Christopher J. Schaaf - (612) 973-1051

           Lockbox Address:     Pemstar Inc. (San Jose location)
                                SDS51930
                                P.O. Box 51930
                                Los Angeles, CA 90051-6210
           Special Account:     1-047-5581-57950
           Lockbox #            SDS51930

           Name of Bank         U.S. Bank
           Bank Address         EP-MN-M5BC
                                601 Second Avenue South
                                Minneapolis, MN  55402-4302
           Bank Contact         Christopher J. Schaaf - (612) 973-1051
           Lockbox Address      Pemstar Inc. - Chaska
                                SDS-12-2225
                                P.O. Box 86
                                Minneapolis, MN.  55486-2225
           Special Account      1-047-5714-2476
           Lockbox #            SDS-12-2225

           Name of Bank:        U.S. Bank
           Address:             EP-MN-M5BC
                                601 Second Avenue South
                                Minneapolis, MN 55402-4302
           Bank Contact:        Christopher J. Schaaf - (612) 973-1051
           Lockbox Address:     Pemstar Pacific Consultants Inc
                                PO Box 51911 Unit A
                                Los Angeles, CA 90051-6211
           Special Account #    1-539-1000-7704
           Lockbox #            51911

III. Financial Covenants:

Definitions: The following terms shall have the following respective meanings in this Attachment A. All amounts shall be determined in accordance with generally accepted accounting principles (GAAP).

        "Capital Expenditure" shall mean any amount debited to the fixed asset account on the Customer's consolidated balance sheet in respect of: (a) the acquisition (including, without limitation, acquisition by entry into a capitalized lease), construction, improvement, replacement or betterment of land, buildings, machinery, equipment or of any other fixed assets or capitalized leaseholds; and (b) to the extent related to and not included in (a) above, materials, contract labor and direct labor (excluding expenditures charged to repairs or maintenance in accordance with GAAP.

        "Consolidated Net Income" shall mean, for any period, the net income (or loss), after taxes, of Customer on a consolidated basis for such period determined in accordance with GAAP.

        "Current" shall mean within the ongoing twelve month period.

        "Current Assets" shall mean assets that are cash or expected to become cash within the ongoing twelve months.

        "Current Liabilities" shall mean payment obligations resulting from past or current transactions that require settlement within the ongoing twelve month period (excluding the Indebtedness owed by any of the Credit Parties to IBM Credit under the Agreement), as determined in accordance with GAAP.

        "EBITDA" shall mean, for any period (determined on a consolidated basis in accordance with GAAP), (a) the Consolidated Net Income of Customer for such period, plus (b) each of the following to the extent reflected as an expense in the determination of such Consolidated Net

         Income: (i) the Customer's provisions for taxes based on income for such period; (ii) Interest Expense for such period; and (iii) depreciation and amortization of tangible and intangible assets of Customer for such period.

         "Fixed Charges" shall mean, for any period, an amount equal to the sum, without duplication, of the amounts for such as determined for the Customer on a consolidated basis, of (i) scheduled repayments of principal of all Indebtedness (as reduced by repayments thereon previously made), (ii) Interest Expense, (iii) capital expenditures
         (iv) dividends, (v) leasehold improvement expenditures and (vi) all provisions for U.S. and non U.S. Federal, state and local taxes.

         "Fixed Charge Coverage Ratio" shall mean the ratio as of the last day of any fiscal period of (i) EBITDA as of the last day of such fiscal period to (ii) Fixed Charges.

         "Interest Expense" shall mean, for any period, the aggregate consolidated interest expense of Customer during such period in respect of Indebtedness determined on a consolidated basis in accordance with GAAP, including, without limitation, amortization of original issue discount on any Indebtedness and of all fees payable in connection with the incurrence of such Indebtedness (to the extent included in interest expense), the interest portion of any deferred payment obligation and the interest component of any capital lease obligations.

         "Long Term" shall mean beyond the ongoing twelve month period.

         "Long Term Assets" shall mean assets that take longer than a year to be converted to cash. They are divided into four categories: tangible assets, investments, intangibles and other.

         "Long Term Debt" shall mean payment obligations of indebtedness which mature more than twelve months from the date of determination, or mature within twelve months from such date but are renewable or extendible at the option of the debtor to a date more than twelve months from the date of determination.

         "Net Profit after Tax" shall mean Revenue plus all other income, minus all costs, including applicable taxes.

         "Revenue" shall mean the monetary expression of the aggregate of products or services transferred by an enterprise to its customers for which said customers have paid or are obligated to pay, plus other income as allowed.

         "Subordinated Debt" shall mean Customer's unsecured indebtedness to third parties as evidenced by an executed Notes Payable Subordination Agreement in favor of IBM Credit including, without limitation, the Subordinated Debt (2002).

         "Tangible Net Worth" shall mean:

              Total Net Worth minus;

                  (a) goodwill, organizational expenses, pre-paid expenses, deferred charges, research and development expenses, software development costs, leasehold expenses, trademarks, trade names, copyrights, patents, patent applications, privileges, franchises, licenses and rights in any thereof, and other similar intangibles (but not including contract rights) and other current and non-current intangible assets as identified in Customer's financial statements;

                  (b) all accounts receivable from employees, officers, directors, stockholders and affiliates; and

                  (c) all callable/redeemable preferred stock.

         "Total Assets" shall mean the total of Current Assets and Long Term Assets.

         "Total Liabilities" shall mean the Current Liabilities and Long Term Debt less Subordinated Debt, resulting from past or current transactions, that require settlement in the future.

         "Total Net Worth" (the amount of owner's or stockholder's ownership in an enterprise) is equal to Total Assets minus Total Liabilities.

         "Working Capital" shall mean Current Assets minus Current Liabilities.

Customer will be required to maintain the following financial ratios, percentages and amounts as of the last day of the fiscal period under review by IBM Credit:

On a consolidated basis:

            Covenant                  Covenant Requirement
            --------                  --------------------
     (a)    Net Profit after Tax      ($2,100,000) for the fiscal month ending
            (on a monthly basis)      January 31, 2003;
                                      ($2,600,000) for the two fiscal month
                                      period ending February 28, 2003;
                                      ($2,000,000) for the fiscal month
                                      ending March 31, 2003, and
                                      Equal to or Greater than .75 percent of
                                      the Revenues for the fiscal quarter ending
                                      June 30, 2003 and for all fiscal quarters
                                      thereafter
     (b)    Net Profit after Tax      Equal to or Greater than 1.25 percent at
            to Revenue (on an         fiscal year ending March 31, 2004, and for
            annual basis)             all fiscal year ends thereafter
     (c)    Total Liabilities to      Greater than Zero and Equal to or Less
            Tangible Net Worth        than 1.6:1.0 measured on a monthly basis
     (d)    Current Assets to         Greater than 1.50:1.0 for the fiscal
            Current Liabilities       months January, and February and March
                                      2003, and 2.0:1.0 on a monthly basis.
     (e)    Maximum Capital           Less than or equal to $18,000,000 for the
            Expenditures              fiscal year ending March 31, 2003 and all
                                      fiscal year ends thereafter provided,
                                      however, no Credit Party may make any
                                      Capital Expenditure in excess of
                                      $1,000,000 without the prior written
                                      consent of IBM Credit
     (f)    Net Profit After          Net loss not greater than $2,700,000 for
            Tax                       the month ending January 31, 2003
            (U.S. Credit Parties      Net loss not greater than $3,800,000 for
            operations only)          the two months period ending February 28,
                                      2003
                                      Net loss not greater than $4,300,000 for
                                      the three months period ending March 31,
                                      2003;
                                      Equal to or Greater than 1.5% of Revenues
                                      for each fiscal quarter. thereafter
                                      beginning at June 30, 2003
     (g)    EBITDA                    Equal to or less than ($1,200,000) for the
            (U.S. Credit Parties      month ending January 31, 2003
            operations only)          Equal to or less than ($700,000) for the
                                      two months ending February 28, 2002;
                                      Equal to or greater than a $300,000 for
                                      the three months ending March 31, 2003,
                                      and
                                      Equal to or greater than $5,500,000 for
                                      all fiscal quarters thereafter

     (h)    EBITDA            Equal to or greater than $300,000 for the month
                              ending January 31, 2003
                              Equal to or Greater than $2,200,000 for the two months period ending February 28, 2003
                              Equal to or Greater than $5,300,000 for the three months period ending March 31, 2003;
                              Equal to or Greater than $6,000,000 for all fiscal quarters thereafter